Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC	Case No.	09-30788

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Nov-10	PETITION DATE:	03/31/09

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).        ☐

	Dollars reported in $1
			End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liability Structure
	a. Current Assets		$17,244	$23,969
	b. Total Assets (see schedule J, Note 1)		$51,598,053	$51,763,771	$70,367,249
	c. Current Liabilities		$13,753,295	$13,591,913
	d. Total Liabilities (Note 2)		$35,660,966	$35,499,584	$6,295,128

			Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts		$2,000	$14,000	$1,661,145
	b. Total Disbursements		$2,244	$32,243	$1,660,975
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		$(244)	$(18,243)	$170
	d. Cash Balance Beginning of Month		$414	$18,657	$0
	e. Cash Balance End of Month (c + d)		$170	$414	$170

			Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		$(327,100)	$(2,297,032)	$(22,789,520)
5.	Account Receivables (Pre and Post Petition)		$0	$0
6.	Post-Petition Liabilities		$13,753,295	$13,591,913
7.	Past Due Post-Petition Account Payables (over 30 days)		$3,181,640	$3,093,701

At the end of this reporting month:	Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

☐	☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☐	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	☐	N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☐	☒
12.	Is the estate insured for replacement cost of assets and for general liability?	☒	☐
13.	Are a plan and disclosure statement on file?	☐	☒
14.	Was there any post-petition borrowing during this reporting period?	☐	☒

15.	Check if paid: Post-petition taxes	☐;	U.S. Trustee Quarterly Fees	☐;	Check if filing is current for: Post-petition
tax reporting and tax returns:	☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	12/20/2010	/s/ Graham Seel
Responsible Individual

Revised 1/1/98

STATEMENT OF OPERATIONS
(General Business Case)

For the Month Ended 11/30/10

	Current Month				Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		—	1	Gross Sales
		—	2	less: Sales Returns & Allowances
$0		—	3	Net Sales	$0
		—	4	less: Cost of Goods Sold (Schedule ‘B’)
—		—	5	Gross Profit	—
12,985	13,000	(15)	6	Interest	852,435	13,000
		—	7	Other Income: Gain on sale - REO
(2,164)	(2,500)	336	8	Less: Servicing Fees	(159,401)	(2,500)
		—	9

$10,821	10,500	$321	10	Total Revenues	$693,034	$10,500

				Expenses:
		—	11	Compensation to Owner(s)/Officer(s)
		—	12	Salaries
		—	13	Commissions
		—	14	Contract Labor
				Rent/Lease:
		—	15	Personal Property
		—	16	Real Property
		—	17	Insurance
$14,289	$20,000	$5,711	18	Management Fees	$503,944	$20,000
		—	19	Depreciation
				Taxes:
		—	20	Employer Payroll Taxes
		—	21	Real Property Taxes
		—	22	Other Taxes
		—	23	Other Selling
40,317	58,700	18,383	24	Other Administrative	1,387,543	58,700
$73,226	90,000	16,774	25	Interest	1,885,515	90,000
$8,333	9,000	667	26	Other Expenses: Provision for loan losses	$7,057,064	9,000
$0	—	—	27	Impairment for REOs	$(1,092,573)	—
$176,756	154,000	(22,756)	28	Expenses Investment in REO	11,850,758	154,000
$0		—	29	Write-off of Sand City	289,294
$0		—	30	Loss on Investment to Senior Lender	(846,466)
$0		—	31	Impairment for Notes Receivable	1,965,927
		—	32
		—	33
		—	34

$312,921	$331,700	$18,779	35	Total Expenses	$23,001,006	$331,700

$(302,100)	$(321,200)	$19,100	36	Subtotal	$(22,307,972)	$(321,200)

				Reorganization Items:
(25,000)	$(25,000)	—	37	Professional Fees	$(473,839)	$(25,000)
		—	38	Provisions for Rejected Executory Contracts
		—	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case
		—	40	Gain or (Loss) from Sale of Equipment
	$0	—	41	U.S. Trustee Quarterly Fees	$(13,000)	$0
		—	42

(25,000)	(25,000)	—	43	Total Reorganization Items	(486,839)	(25,000)

$(327,100)	$(346,200)	$19,100	44	Net Profit (Loss) Before Federal & State Taxes	$(22,794,811)	$(346,200)
—	—	—	45	Federal & State Income Taxes	(5,292)	—

$(327,100)	$(346,200)	$19,100	46	Net Profit (Loss)	$(22,789,519)	$(346,200)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 1/1/98

BALANCE SHEET

(General Business Case)

For the Month Ended 11/30/10

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents - unrestricted		$170
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$17,074
6	Professional retainers		—
7	Other:
8

9	Total Current Assets		17,244

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$1,844,759
24	Loans and advances, secured by DOT, net of allowances (Note 2, 4)	J	6,927,322
25	Investment in Real Estate Owned, net of allowances (Note 3)	K	42,335,406
26	Investment in affiliate	L	—
27	Accounts Receivable	M	$473,322

28	Total Other Assets		$51,580,809

29	Total Assets		$51,598,053

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Revised 1/1/98

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term) (Note 8)		$8,192,561
36	Accounts payable (trade)	A	$3,262,292
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$1,630,538

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Service Fee Payable		$127,434

42	Post-Petition liabilities due to CMR Inc		$540,471

43

44	Total Current Liabilities		$13,753,295
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$13,753,295

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$20,321,658

48	Priority unsecured claims	F

49	General unsecured claims	F	$1,586,013
50	Total Pre-Petition Liabilities		21,907,671
51	Total Liabilities		$35,660,966
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(1,274,838)
53	Capital Stock
54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		(22,789,519)

56	Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 6)		40,001,444
58	Market value adjustment (Note 7)		—
59	Total Equity (Deficit)		$15,937,087
60	Total Liabilities and Equity (Deficit)		$51,598,053

Note 6:                    Non-recorded liability

Note 7:                    Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP.  The total of fair value adjustments for loans and REO is $11,564,836.

Note 8:                    Decrease due to lost of Investment in 4 Union to Senior Lender

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$80,652
31-60 Days		$87,968
61-90 Days		$79,660	$3,181,640
91+ Days		$3,014,012
Total accounts receivable/payable	$0	$3,262,292
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?	Valuation methods -
	FIFO cost	☐
Weekly ☐	LIFO cost	☐
Monthly ☐	Lower of cost or market	☐
Quarterly ☐	Retail method	☐
Semi-annually ☐	Other	☐
Annually ☐	Explain
Date of last physical inventory was

Date of next physical inventory is

Revised 1/1/98

Schedule C
Real Property

Description	Cost	Market Value
	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Revised 1/1/98

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$0	$0	$0		$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,586,013	$1,586,013

(a)              List total amount of claims even it under secured.

(b)              Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$170
Total Funds on Hand for all Accounts	$170

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 1/1/98

Schedule I

Loans to affiliates

(As of End of the Current Reporting Period)

Affiliate	Balance	Allowance	Total

California Mortgage and Realty, Inc - Note (Note 1, 2)	3,140,541	(1,295,782)	1,844,759

Total			1,844,759

line 23

Note 1: unsecured portion of notes reserved for in accordance with GAAP

Note 2: one note receivable no longer has collateral - unsecured portion charged off

Revised 1/1/98

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-020	867	—		867
05-024	270,498	(54,667)		215,831
05-058	558,551	(242,968)	(276,654)	38,929
05-061A	8,719	—		8,719
05-061B	1,381,429	(424,110)		957,319
06-013	55,217	(10,633)	(44,583)	0
06-023	7,655,868	(996,243)		6,659,626
06-038A	54,166,880	(54,166,880)		—
06-038B	189,050	(189,050)		—
06-038C(Note 2)	4,975,359	(4,975,359)	392,581	392,581
06-044	19,432	(2,765)	(6,031)	10,636
06-071B	29,146	(3,331)		25,815
07-017	123,215	(26,236)	(96,979)	(0)
08-012	559,466	(76,121)	(483,345)	—
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	69,993,697	(61,168,363)	(1,898,011)	6,927,323

line 24

Note:                  Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:        Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:   Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Note 3:        Canpartners, a joint lien holder with CMR Mortgage Fund, LLC (“Debtor”), has foreclosed on the membership interests of the borrower/landowner and has a foreclosure sale pending on the real estate that is security for the loan.  Canpartners contends that the foreclosures will result in the Debtor losing its lien on the real property.  As a result, the loan is being reported at a zero value, although a lawsuit brought by the Debtor seeks to preserve its lien rights in the property and to seek damages against Canpartners.  The Debtor’s future operating reports will re-establish a value for this note should it prevail in the litigation.

07-004 (Note 3)	5,135,395	(1,878,299)	(3,257,096)	Unknown

05-052B	10,338,625	(10,338,625)	—	—
06-057	1,937,764	(1,937,764)		—
06-058	17,121,111	(17,121,111)		—
05-061C	15,828,198	(15,828,198)		—
05-062	—	—		—

Revised 1/1/98

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Foreclosure Date	Investment	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,646,092	(8,754,441)	(108,349)
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	25,933	(14,340)	11,593
Investment in 2 Aster LLC	1/24/2008	1,208	(1,903)	(695)
Investment in 15 SSFDEV, LLC	4/9/2008	520,168	(279,759)	240,409
Investment in Hamilton Creek, LLC	7/7/2008	2,000,527	(418,218)	1,582,309
Investment in 5 Casa Grande Land, LLC	9/16/2008	(2,876,863)	(192,041)	(3,068,904)
Investment in Wheatland Holdings, LLC	10/14/2008	31,042,186	(6,123)	31,036,063
Investment in 380 - 388 12th Street, LLC	8/18/2009	15,360	—	15,360
Investment in Laurel Lakes Venice, LLC	4/7/2010	2,561,348	—	2,561,348
Investment in 2 LINCDEV, LLC	6/23/2010	284,027	—	284,027
Investment in Fres Benito, LLC	6/16/2010	8,103,714		8,103,714
Investment in Dyer Management, LLC	3/30/2009	1,678,530		1,678,530

Total		52,002,230	(9,666,825)	42,335,405

line 25

Note:                  When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses.  Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses.  Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Note 2:      Negative investments represent Fund’s pro-rata share of incurred liabilities of the REO that exceed the value of the equity, resulting in negative equity

Note 3:        Loan 06-057 and 06-058 assigned interest to Fres Benito, LLC

Note 4:        Loan 05-061C assigned interest to Dyer Management in Prior Period

Note 5:      4 UNION, LLC membership interest lost to Senior Lender

Investment in 4 UNION, LLC	4/9/2008	2,065,502	(838,930)	1,226,572

Investment in 3 CCAM, LLC	4/9/2008	(207,784)	—	(207,784)

Revised 1/1/98

Schedule M

Accounts Receivable

(As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	110,102
CMR Fund III, LLC	212,822
First Street Commercial Mortgage Fund	12,274
721 5th Street, LLC	228
724 Glenwood, LLC	12,569
Volta, LLC	41,470
Platinum Hwy 27 Orlando, LLC	17,594
4 Union, LLC	66,262

Total	473,321

line 27

Note:  Significant reductions in CMR Fund I and CMR Fund III accounts receivable are due to removal of under/over advances, totaling $2.4M. This accounting policy change was introduced at the end of 2009 to simplify accounting and more fairly reflect asset ownership for entities that made advances in excess of their contractual obligation on loans.

Revised 1/1/98

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 11/30/10

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	$0	$323,430
3	Interest Received	$0	$431,859
4	Borrowings		$35,344
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions	$0	$0
7	Transfers from REOs from Mira Mesa		$131,224
8	Advances from Fund I	$2,000	$2,000
9	Payments on Advances	$0	$52,296
10	Transfer from FENB Account	$0	$36,690
11	Proceeds from re-financing of 950 Linden	$0	$290,890
12	Transfer from Fremont	$0	$30,000
13	Proceeds from Saigon Plaza	$0	$327,412
14	Total Cash Receipts	$2,000	$1,661,145
15	Cash Disbursements
16	Payments for Inventory
17	Selling
18	Administrative	$711	$237,130
19	Capital Expenditures
20	Principal Payments on Debt
21	Interest Paid	$0	$592,855
22	Rent/Lease:
23	Personal Property
24	Real Property
25	Amount Paid to Owner(s)/Officer(s)
26	Salaries
27	Draws
28	Commissions/Royalties
29	Expense Reimbursements
30	Other
31	Salaries/Commissions (less employee withholding)
32	Management Fees
33	Taxes:
34	Employee Withholding
35	Employer Payroll Taxes
36	Real Property Taxes
37	Other Taxes	$683	$10,126
38	Other Cash Outflows:
39	Contribution to Hamilton Creek	$0	$507,681
40	US Trustee Fees		$16,900
41	Binder and Malter		$90,070
42	Professional Fees - Investor Committee		$49,679
43	Reimbursement CMR Inc		$76,884
44	Transfer to Wheatland Holdings	$200	$63,400
45	Transfer to 15 SSF DEV (Note 2)	$250	$11,150
46	Transfer to 5 Casa Grande	$400	$5,000
47	Transfer to 4 Union LLC	$0	$100

48	Total Cash Disbursements:	$2,244	$1,660,975
49	Net Increase (Decrease) in Cash	$(244)	$170
50	Cash Balance, Beginning of Period	$414	$0
51	Cash Balance, End of Period	$170	$170

Revised 1/1/98